Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
March 31, 2021

First Quarter 2021

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; (ii) resolution of legal proceedings involving the Company; (iii) reduced demand for office or retail space, including as a result of the COVID-19 pandemic; (iv) changes in our business strategy; (v) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vi) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (vii) defaults on, early terminations of, or non-renewal of, leases by tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) declining real estate valuations and impairment charges; (x) termination or expiration of our ground leases; (xi) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xii) decreased rental rates or increased vacancy rates; (xiii) our failure to redevelop and reposition properties, or to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xiv) difficulties in identifying properties to acquire and completing acquisitions; (xv) risks related to our development projects (including our Metro Tower development site) and capital projects, including the cost of construction delays and cost overruns; (xvi) impact of changes in governmental regulations, tax laws and rates and similar matters; (xvii) our failure to qualify as a REIT; (xviii) environmental uncertainties and risks related to adverse weather conditions, rising sea levels and natural disasters and (xix) the accuracy of our methodologies and estimates regarding ESG metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts.

For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this press release, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

First Quarter 2021

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation and Human Capital Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of Audit Committee
Patricia S. Han	Director
Grant H. Hill	Director
R. Paige Hood	Director, Chair of the Finance Committee
James D. Robinson IV	Director, Chair of Nominating and Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 850-2600

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Goldman Sachs	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

First Quarter 2021 Financial Highlights (unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Revenue	$145,304	$151,399	$146,575	$141,030	$170,224
Net income (loss)	$(3,191)	$710	$(12,269)	$(19,618)	$8,288
Cash net operating income (1)	$71,340	$82,079	$73,037	$78,368	$81,528
Core funds from operations (“Core FFO”) (1)	$41,035	$47,308	$34,896	$39,498	$53,712
Core funds available for distribution (“Core FAD”) (1)	$29,693	$41,267	$24,083	$37,786	$37,738
Core FFO per share - diluted	$0.15	$0.17	$0.12	$0.14	$0.18
Diluted weighted average shares	277,881,000	278,471,000	280,940,000	283,384,000	292,645,000
Dividends declared and paid per share	$—	$—	$—	$0.105	$0.105

Portfolio Statistics:
Number of properties	20	20	20	20	20
Total rentable square footage	10,134,980	10,135,330	10,136,793	10,132,492	10,135,413
Percent occupied (2)	85.0%	85.9%	85.9%	85.6%	88.7%
Percent leased (3)	88.7%	88.7%	89.7%	89.6%	91.1%

Observatory Metrics:
Number of visitors (4)	51,000	55,000	30,000	—	422,000
Change in visitors year over year	(87.9%)	(93.8%)	(97.1%)	N/A	(29.8%)
Observatory revenues (5)	$2,603	$5,008	$4,419	$86	$19,544
Change in revenues year over year	(86.7%)	(86.7%)	(88.2%)	N/A	(5.0%)

Ratios:
Debt to Total Market Capitalization (6)	39.7%	43.9%	51.6%	54.3%	47.8%
Net Debt to Total Market Capitalization (6)	32.6%	37.2%	46.3%	43.7%	35.5%
Debt and Perpetual Preferred Units to Total Market Capitalization (6)	41.3%	45.7%	53.9%	56.2%	49.5%
Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	34.5%	39.2%	48.9%	46.1%	37.6%
Debt to Adjusted EBITDA (1) (7)	8.8x	8.4x	6.9x	7.9x	7.3x
Net Debt to Adjusted EBITDA (1) (7)	6.5x	6.3x	5.6x	5.2x	4.4x
Interest Coverage Ratio	3.5x	3.7x	2.9x	2.6x	4.3x
Core FFO Payout Ratio (8)	0%	0%	0%	83%	61%
Core FAD Payout Ratio (9)	0%	0%	0%	86%	87%

Class A common stock price at quarter end	$11.13	$9.32	$6.12	$7.00	$8.96
Average closing price	$10.42	$7.89	$6.49	$7.72	$12.24
Dividends per share - annualized	$—	$—	$—	$0.42	$0.42
Dividend yield (10)	0.0%	0.0%	0.0%	6.0%	4.7%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038	4,664,038	4,664,038	4,664,038	4,664,038
Class A common stock	171,327,270	170,555,274	171,981,257	172,332,358	176,112,860
Class B common stock	1,004,601	1,010,130	1,010,832	1,014,221	1,015,149
Operating partnership units	113,290,326	113,713,319	115,383,860	117,475,995	120,548,216

Total common stock and operating partnership units outstanding (11)	285,622,197	285,278,723	288,375,949	290,822,574	297,676,225

Notes:

(1)

Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 5 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2021 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2021; (ii) the number of Series 2014 perpetual preferred units at March 31, 2021 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at March 31, 2021 multiplied by $13.52, and (iv) our outstanding indebtedness as of March 31, 2021.

(7)	Calculated based on trailing 12 months Adjusted EBITDA.
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on March 31, 2021.
(11)

As of March 31, 2021, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 61.7 million shares or approximately $686 million at a closing share price of $11.13. This represents a 75% increase in the number of Class A shares since the IPO.

First Quarter 2021 Property Summary - Same Store Net Operating Income (“NOI”) by Quarter (unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Same Store Total Portfolio
Revenues	$141,136	$138,255	$140,698	$139,610	$150,123
Operating expenses	(64,057)	(65,313)	(67,363)	(61,661)	(73,053)

Same store property NOI	77,079	72,942	73,335	77,949	77,070
Straight-line rent	(6,347)	640	(395)	2,710	(8,193)
Above/below-market rent revenue amortization	(654)	(674)	(679)	(1,366)	(908)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	$72,036	$74,866	$74,218	$81,251	$69,927

Percent increase over prior year	3.0%	1.5%	9.3%	18.0%	4.8%

Property cash NOI	$72,036	$74,866	$74,218	$81,251	$69,927
Observatory cash NOI	(1,985)	(628)	(1,512)	(3,916)	11,390
Lease termination fees	1,289	7,841	331	1,033	211

Total portfolio same store cash NOI	$71,340	$82,079	$73,037	$78,368	$81,528

Same Store Manhattan Office Portfolio (1)
Revenues	$121,611	$119,191	$121,348	$119,445	$128,909
Operating expenses	(54,543)	(55,618)	(57,642)	(52,619)	(62,670)

Same store property NOI	67,068	63,573	63,706	66,826	66,239
Straight-line rent	(7,117)	522	(380)	1,774	(8,338)
Above/below-market rent revenue amortization	(654)	(674)	(679)	(1,366)	(908)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	61,255	65,379	64,604	69,192	58,951
Lease termination fees	1,167	7,834	282	863	159

Total same store property cash NOI	$62,422	$73,213	$64,886	$70,055	$59,110

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$15,721	$15,623	$15,930	$16,529	$16,915
Operating expenses	(7,488)	(7,747)	(7,870)	(7,230)	(8,479)

Same store property NOI	8,233	7,876	8,060	9,299	8,436
Straight-line rent	480	198	23	331	12
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	8,713	8,074	8,083	9,630	8,448
Lease termination fees	122	7	49	170	52

Total same store property cash NOI	$8,835	$8,081	$8,132	$9,800	$8,500

Same Store Standalone Retail Portfolio
Revenues	$3,804	$3,441	$3,420	$3,636	$4,299
Operating expenses	(2,026)	(1,948)	(1,851)	(1,812)	(1,904)

Same store property NOI	1,778	1,493	1,569	1,824	2,395
Straight-line rent	290	(80)	(38)	605	133
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	2,068	1,413	1,531	2,429	2,528
Lease termination fees	—	—	—	—	—

Total same store property cash NOI	$2,068	$1,413	$1,531	$2,429	$2,528

Note:

(1)	Includes 504,284 rentable square feet of retail space in the Company’s nine Manhattan office properties.

First Quarter 2021 Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced (unaudited and dollars in thousands)

	Three Months Ended
Reconciliation of Net Income to NOI and Cash NOI	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net income (loss)	$(3,191)	$710	$(12,269)	$(19,618)	$8,288
Add:
General and administrative expenses	13,853	13,627	14,517	18,149	15,951
Depreciation and amortization	44,457	47,397	44,733	52,783	46,093
Interest expense	23,768	23,001	23,360	23,928	19,704
Income tax expense (benefit)	(2,106)	(4,177)	38	(2,450)	(382)
Impairment charges	—	—	1,259	4,101	—
IPO litigation expense	—	—	1,165	—	—
Less:
Third-party management and other fees	(276)	(295)	(283)	(301)	(346)
Interest income	(122)	(108)	(366)	(1,526)	(637)

Net operating income	76,383	80,155	72,154	75,066	88,671

Straight-line rent	(6,347)	640	(395)	2,710	(8,193)
Above/below-market rent revenue amortization	(654)	(674)	(679)	(1,366)	(908)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total cash NOI - including Observatory and lease termination income	71,340	82,079	73,037	78,368	81,528

Less: Observatory NOI	1,985	628	1,512	3,916	(11,390)
Less: Lease termination income	(1,289)	(7,841)	(331)	(1,033)	(211)

Total property cash NOI - excluding Observatory and lease termination income	$72,036	$74,866	$74,218	$81,251	$69,927

Burn-off of Free Rent and Signed Leases Not Commenced

	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Portfolio	Revenue	2021	2022	2023	2024
Commenced leases in free rent period	$16,725	$6,264	$16,118	$16,725	$16,725
Signed leases not commenced	26,260	1,664	10,558	22,626	24,807

Total	$42,985	$7,928	$26,676	$39,351	$41,532

Commenced leases in free rent period

			Incremental
	Square	Cash	Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
	Feet	Rent Date	Revenue	2021		2022	2023	2024
Second quarter 2021 - 20 leases	122,672	Apr. 2021 - June 2021	$6,262	$3,541	(1)	$6,262	$6,262	$6,262
Third quarter 2021 - 8 leases	301,914	Jul. 2021 - Sept. 2021	5,028	2,015		5,028	5,028	5,028
Fourth quarter 2021 - 6 leases	97,184	Oct. 2021 - Dec. 2021	4,496	708		4,496	4,496	4,496
First quarter 2022 - 1 lease	6,851	Jan. 2022 - Mar. 2022	158	—		119	158	158
Second quarter 2022 - 2 leases	4,980	Apr. 2022 - June 2022	318	—		213	318	318
Fourth quarter 2022 - 1 lease	3,695	Sept. 2022 - Dec. 2022	463	—		—	463	463

			$16,725	$6,264		$16,118	$16,725	$16,725

Signed leases not commenced (“SLNC”)

		Expected Base Rent		Incremental
	Square	Commencement		Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2021	2022	2023	2024
Berkley Insurance Company	63,173	July 2021	Apr. 2023	$3,300	$—	$—	$2,466	$3,300
Clearview Healthcare Partners, LLC	39,067	Jul. 2021	Oct. 2022	2,460	—	485	2,460	2,460
Transit Wireless, LLC	32,499	Sept. 2021	Sept. 2022	1,950	—	645	1,950	1,950
Belkin Burden Goldman LLP	30,598	Sept. 2021	Mar. 2022	1,840	—	—	1,480	1,840
Zentalis Pharmaceuticals	31,362	Dec. 2021	Dec. 2022	360	—	20	360	360
Burlington Stores	33,125	Jan. 2022	Jan. 2023	1,890	—	—	1,883	1,890
LinkedIn Corporation:
LinkedIn Corporation	52,666	Nov. 2021	Nov. 2021	3,840	630	3,840	3,840	3,840
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	3,840	—	1,908	3,840	3,840
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	670	—	—	167	670
Target	32,579	June 2024	Oct. 2024	1,930	—	—	—	477
Other SLNC	71,127	May 2021- Feb. 2022	May 2021- June 2022	4,180	1,034	3,660	4,180	4,180

Total	469,053			$26,260	$1,664	$10,558	$22,626	$24,807

Notes:

(1)	As an example, the 2021 amount represents cash revenue contributing from the cash rent commencement date of January 2021 through December 2021. The full annual amount is realized in 2022.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

First Quarter 2021 Property Summary - Leasing Activity by Quarter (unaudited)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Total Portfolio
Total leases executed	26	33	18	19	35
Weighted average lease term	10.0 years	7.7 years	8.1 years	4.7 years	6.8 years
Average free rent period	9.5 months	7.6 months	5.9 months	2.7 months	4.1 months

Office
Total square footage executed	170,757	395,035	242,323	99,229	117,481
Average cash rent psf - leases executed	$54.42	$52.52	$50.98	$52.82	$57.29
Previously escalated cash rents psf	$50.96	$55.53	$53.74	$51.40	$52.43
Percentage of new cash rent over previously escalated rents	6.8%	(5.4%)	-5.1%	2.8%	9.3%

Retail
Total square footage executed	1,060	18,321	5,126	14,202	31,662
Average cash rent psf - leases executed	$90.00	$132.75	$53.68	$145.58	$101.03
Previously escalated cash rents psf	$97.32	$234.27	$55.15	$158.58	$108.81
Percentage of new cash rent over previously escalated rents	(7.5%)	(43.3%)	(2.7%)	(8.2%)	(7.1%)

Total Portfolio
Total square footage executed	171,817	413,356	247,449	113,431	149,143
Average cash rent psf - leases executed	$54.64	$56.08	$51.04	$64.43	$66.58
Previously escalated cash rents psf	$51.24	$63.45	$53.77	$64.82	$64.40
Percentage of new cash rent over previously escalated rents	6.6%	(11.6%)	(5.1%)	-0.6%	3.4%
Leasing commission costs per square foot	$20.39	$14.17	$7.31	$13.52	$20.19
Tenant improvement costs per square foot	74.39	30.58	41.78	21.68	100.79

Total LC and TI per square foot (1)	$94.78	$44.75	$49.09	$35.20	$120.98

Occupancy	85.0%	85.9%	85.9%	85.6%	88.7%

Manhattan Office Portfolio (2)
Total leases executed	18	25	9	13	26

Office - New Leases
Total square footage executed	111,397	321,848	130,783	24,859	63,153
Average cash rent psf - leases executed	$57.66	$54.00	$51.93	$66.94	$62.78
Previously escalated cash rents psf	$50.25	$57.87	$48.56	$61.55	$52.56
Percentage of new cash rent over previously escalated rents	14.7%	-6.4%	6.9%	8.7%	19.4%

Office - Renewal Leases
Total square footage executed	31,612	36,571	6,049	27,123	30,712
Average cash rent psf - leases executed	$57.58	$50.80	$50.48	$58.35	$60.20
Previously escalated cash rents psf	$65.12	$48.99	$60.61	$58.39	$60.02
Percentage of new cash rent over previously escalated rents	(11.6%)	3.7%	(16.7%)	-0.1%	0.3%

Retail - New and Renewal Leases
Total square footage executed	1,060	11,394	5,126	10,702	26,432
Average cash rent psf - leases executed	$90.00	$116.92	$53.68	$149.50	$76.73
Previously escalated cash rents psf	$97.32	$201.69	$55.15	$150.16	$103.75
Percentage of new cash rent over previously escalated rents	(7.5%)	(42.0%)	(2.7%)	(0.4%)	(26.0%)

Total Manhattan Office Portfolio
Total square footage executed	144,069	369,813	141,958	62,684	120,297
Average cash rent psf - leases executed	$57.88	$55.62	$51.93	$77.32	$65.19
Previously escalated cash rents psf	$53.86	$61.25	$49.31	$75.31	$65.71
Percentage of new cash rent over previously escalated rents	7.5%	-9.2%	5.3%	2.7%	-0.8%

Leasing commission costs per square foot	$23.57	$15.20	$3.80	$19.84	$20.57
Tenant improvement costs per square foot	81.11	32.93	17.36	39.23	107.77

Total LC and TI per square foot (2)	$104.68	$48.13	$21.16	$59.07	$128.34

Occupancy	86.2%	87.2%	86.9%	86.8%	89.8%

First Quarter 2021 Property Summary - Leasing Activity by Quarter - (Continued) (unaudited)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Greater New York Metropolitan Area Office Portfolio
Total leases executed	8	7	9	5	7

Total square footage executed	27,748	36,616	105,491	47,247	23,616
Average cash rent psf - leases executed	$37.80	$41.23	$49.84	$42.21	$38.85
Previously escalated cash rents psf	$37.64	$43.25	$59.77	$42.04	$42.23
Percentage of new cash rent over previously escalated rents	0.4%	(4.7%)	(16.6%)	0.4%	(8.0%)

Leasing commission costs per square foot	$3.88	$6.35	$12.02	$5.78	$7.34
Tenant improvement costs per square foot	39.53	12.61	74.65	—	51.56

Total LC and TI per square foot (2)	$43.41	$18.96	$86.67	$5.78	$58.90

Occupancy	78.4%	79.0%	80.1%	79.1%	83.0%

Standalone Retail Portfolio
Total leases executed	—	1	—	1	2

Total square footage executed	—	6,927	—	3,500	5,230
Average cash rent psf - leases executed	$—	$158.80	$—	$133.59	$223.86
Previously escalated cash rents psf	$—	$287.86	$—	$184.31	$134.41
Percentage of new cash rent over previously escalated rents	0.0%	(44.8%)	0.0%	(27.5%)	66.5%

Leasing commission costs per square foot	$—	$—	$—	$4.71	$69.53
Tenant improvement costs per square foot	—	—	—	—	162.60

Total LC and TI per square foot (2)	$—	$—	$—	$4.71	$232.13

Occupancy	97.1%	97.1%	95.2%	95.2%	95.2%

Notes:

(1)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

(2)	Includes 504,284 rentable square feet of retail space in the Company’s nine Manhattan office properties.

First Quarter 2021 Property Detail (unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,714,482	88.6%	$147,392,716	$61.32	157
One Grand Central Place	Grand Central	1,246,992	84.1%	63,206,426	60.26	164
1400 Broadway (7)	Penn Station -Times Sq. South	917,716	86.7%	44,775,017	56.28	23
111 West 33rd Street (8)	Penn Station -Times Sq. South	641,034	91.4%	36,403,751	62.16	22
250 West 57th Street	Columbus Circle - West Side	474,120	80.1%	23,853,970	62.80	34
501 Seventh Avenue	Penn Station -Times Sq. South	461,380	79.5%	18,444,756	50.31	23
1359 Broadway	Penn Station -Times Sq. South	456,386	94.2%	24,543,258	57.06	31
1350 Broadway (9)	Penn Station -Times Sq. South	372,251	78.1%	18,080,505	62.19	52
1333 Broadway	Penn Station -Times Sq. South	295,635	79.9%	13,390,627	56.67	10

Manhattan Office Properties - Office		7,579,996	86.2%	390,091,025	59.67	516

Manhattan Office Properties - Retail
The Empire State Building	Penn Station -Times Sq. South	97,322	48.3%	5,151,092	109.50	10
One Grand Central Place	Grand Central	68,733	100.0%	8,762,467	127.49	14
1400 Broadway (7)	Penn Station -Times Sq. South	20,176	77.2%	1,719,243	110.41	7
112 West 34th Street (8)	Penn Station -Times Sq. South	91,280	100.0%	23,412,972	256.50	4
250 West 57th Street	Columbus Circle - West Side	67,927	87.6%	9,178,318	154.18	7
501 Seventh Avenue	Penn Station -Times Sq. South	33,632	90.6%	2,152,510	70.64	9
1359 Broadway	Penn Station -Times Sq. South	27,506	100.0%	2,070,046	75.26	6
1350 Broadway (9)	Penn Station -Times Sq. South	30,707	73.3%	5,752,423	255.72	4
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	9,650,652	144.04	4

Manhattan Office Properties - Retail		504,284	85.2%	67,849,724	157.93	65

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,084,280	86.2%	457,940,749	65.73	581

Greater New York Metropolitan Area Office Properties
First Stamford Place (10)	Stamford, CT	776,397	83.2%	28,980,857	44.85	42
Metro Center	Stamford, CT	286,160	67.9%	11,493,834	59.13	19
383 Main Avenue	Norwalk, CT	260,401	56.1%	4,367,697	29.88	22
500 Mamaroneck Avenue	Harrison, NY	287,305	85.1%	7,417,708	30.33	29
10 Bank Street	White Plains, NY	234,949	91.9%	7,944,916	36.80	32

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,845,212	78.4%	60,205,012	41.60	144

Standalone Retail Properties
10 Union Square	Union Square	57,984	94.7%	6,645,268	121.04	11
1542 Third Avenue	Upper East Side	56,250	100.0%	4,191,658	74.52	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,634,510	81.38	2
77 West 55th Street	Midtown	25,388	100.0%	2,861,061	112.69	3
69-97 Main Street	Westport, CT	16,874	82.9%	1,516,475	108.36	4
103-107 Main Street	Westport, CT	4,330	100.0%	606,200	140.00	1

Sub-Total/Weighted Average Standalone Retail Properties		205,488	97.1%	19,455,172	97.51	25

Portfolio Total		10,134,980	85.0%	$537,600,933	$62.41	750

Total/Weighted Average Office Properties		9,425,208	84.7%	$450,296,037	$56.39	660
Total/Weighted Average Retail Properties		709,772	88.6%	87,304,896	138.77	90

Portfolio Total		10,134,980	85.0%	$537,600,933	$62.41	750

Notes:

(1)

Excludes (i) 194,929 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of March 31, 2021.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of March 31, 2021 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 38,912 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 42 years (expiring December 31, 2063).
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 56 years (expiring May 31, 2077).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 29 years (expiring July 31, 2050).
(10)	First Stamford Place consists of three buildings.

First Quarter 2021 Total Portfolio Expirations and Vacates Summary (unaudited and in square feet)

	Three Months Ended
	Actual	Forecast (1)			Forecast (1)
Total Portfolio (2)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	Apr. to Dec. 2021	Full Year 2022
Total expirations	111,546	273,379	146,848	177,119	597,346	558,069
Less: broadcasting	—	(2,708)	—	—	(2,708)	(4,281)

Office and retail expirations	111,546	270,671	146,848	177,119	594,638	553,788

Renewals & relocations (3)	9,494	67,389	82,174	69,419	218,982	72,406
New leases (4)	43,901	14,532	3,932	—	18,464	44,619
Vacates (5)	58,151	179,167	56,812	63,616	299,595	186,541
Unknown (6)	—	9,583	3,930	44,084	57,597	250,222

Total Portfolio expirations and vacates	111,546	270,671	146,848	177,119	594,638	553,788

Manhattan Office Portfolio

Total expirations	75,574	219,886	117,036	101,263	438,185	361,117
Less: broadcasting	—	(2,708)	—	—	(2,708)	(4,281)

Office expirations	75,574	217,178	117,036	101,263	435,477	356,836

Renewals & relocations (3)	2,837	63,271	61,049	46,618	170,938	62,501
New leases (4)	43,901	14,532	3,932	—	18,464	44,619
Vacates (5)	28,836	132,688	48,125	20,028	200,841	89,615
Unknown (6)	—	6,687	3,930	34,617	45,234	160,101

Total expirations and vacates	75,574	217,178	117,036	101,263	435,477	356,836

Greater New York Metropolitan Area Office Portfolio
Office expirations	26,348	42,209	23,243	74,742	140,194	148,586

Renewals & relocations (3)	5,597	400	17,625	22,801	40,826	3,260
New leases (4)	—	—	—	—	—	—
Vacates (5)	20,751	38,913	5,618	43,588	88,119	56,109
Unknown (6)	—	2,896	—	8,353	11,249	89,217

Total expirations and vacates	26,348	42,209	23,243	74,742	140,194	148,586

Retail Portfolio
Retail expirations	9,624	11,284	6,569	1,114	18,967	48,366

Renewals & relocations (3)	1,060	3,718	3,500	—	7,218	6,645
New leases (4)	—	—	—	—	—	—
Vacates (5)	8,564	7,566	3,069	—	10,635	40,817
Unknown (6)	—	—	—	1,114	1,114	904

Total expirations and vacates	9,624	11,284	6,569	1,114	18,967	48,366

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals & relocations” includes the following: tenants renew their existing leases in all or a portion of their current spaces; tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2021; and tenants who move within a building or within the Company’s portfolio.

(4)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(5)

For forecasted periods, “Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option; leases that the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons.

This also may include early lease terminations.
(6)	For forecasted periods, “Unknown” represents tenants’ whose intention is unknown.

First Quarter 2021 Tenant Lease Expirations (unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,148,510	11.3%	$—	0.0%	$—
Signed leases not commenced	11	372,578	3.7%	—	0.0%	—
1Q 2021 (4)	21	94,851	0.9%	4,404,983	0.8%	46.44
2Q 2021	25	181,840	1.8%	9,628,414	1.8%	52.95
3Q 2021	22	146,848	1.4%	8,720,132	1.6%	59.38
4Q 2021	26	177,119	1.7%	9,367,483	1.7%	52.89

Total 2021	94	600,658	5.9%	32,121,012	6.0%	53.48
1Q 2022	25	152,667	1.5%	8,301,766	1.5%	54.38
2Q 2022	28	119,497	1.2%	8,303,025	1.5%	69.48
3Q 2022	28	167,098	1.6%	11,021,469	2.1%	65.96
4Q 2022	27	118,807	1.2%	7,089,055	1.3%	59.67

Total 2022	108	558,069	5.5%	34,715,315	6.5%	62.21
2023	97	722,015	7.1%	45,233,941	8.4%	62.65
2024	90	848,624	8.4%	52,308,681	9.7%	61.64
2025	79	495,319	4.9%	29,998,891	5.6%	60.56
2026	66	754,136	7.4%	42,003,661	7.8%	55.70
2027	54	584,957	5.8%	35,483,184	6.6%	60.66
2028	37	1,074,013	10.6%	58,022,380	10.8%	54.02
2029	35	879,459	8.7%	63,401,404	11.8%	72.09
2030	34	711,497	7.0%	46,503,713	8.7%	65.36
2031	19	163,202	1.6%	20,320,821	3.8%	124.51
Thereafter	37	1,221,943	12.1%	77,487,930	14.3%	63.41

Total	761	10,134,980	100.0%	$537,600,933	100.0%	$62.41

Manhattan Office Properties (5)
Available	—	761,679	10.0%	$—	0.0%	$—
Signed leases not commenced	7	280,795	3.7%	—	0.0%	—
1Q 2021 (4)	12	77,508	1.0%	3,474,052	0.9%	44.82
2Q 2021	20	142,378	1.9%	7,851,925	2.0%	55.15
3Q 2021	14	117,036	1.5%	6,688,742	1.7%	57.15
4Q 2021	17	101,263	1.3%	6,076,959	1.6%	60.01

Total 2021	63	438,185	5.8%	24,091,678	6.2%	54.98
1Q 2022	19	118,951	1.6%	6,818,985	1.7%	57.33
2Q 2022	20	82,529	1.1%	5,037,650	1.3%	61.04
3Q 2022	16	67,720	0.9%	4,259,618	1.1%	62.90
4Q 2022	23	91,917	1.2%	5,547,958	1.4%	60.36

Total 2022	78	361,117	4.8%	21,664,211	5.6%	59.99
2023	75	526,342	6.9%	32,175,870	8.2%	61.13
2024	66	606,040	8.0%	36,725,248	9.4%	60.60
2025	47	308,477	4.1%	19,636,827	5.0%	63.66
2026	44	523,497	6.9%	30,746,485	7.9%	58.73
2027	39	443,408	5.8%	26,082,998	6.7%	58.82
2028	23	954,132	12.6%	52,322,942	13.4%	54.84
2029	23	629,621	8.3%	37,799,410	9.7%	60.04
2030	21	607,354	8.0%	36,284,699	9.3%	59.74
2031	10	79,905	1.1%	5,567,022	1.4%	69.67
Thereafter	27	1,059,444	14.0%	66,993,635	17.2%	63.23

Total Manhattan office properties	523	7,579,996	100.0%	$390,091,025	100.0%	$59.67

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 194,929 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2021 and expire on March 31, 2021.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

First Quarter 2021 Tenant Lease Expirations (unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	330,391	17.9%	$—	0.0%	$—
Signed leases not commenced	2	67,602	3.7%	—	0.0%	—
1Q 2021 (4)	5	6,307	0.3%	332,976	0.6%	52.79
2Q 2021	4	39,049	2.1%	1,747,745	2.9%	44.76
3Q 2021	5	23,243	1.3%	1,019,972	1.7%	43.88
4Q 2021	8	74,742	4.1%	3,212,544	5.3%	42.98

Total 2021	22	143,341	7.8%	6,313,237	10.5%	44.04
1Q 2022	5	31,915	1.7%	1,243,716	2.1%	38.97
2Q 2022	7	33,795	1.8%	1,342,595	2.2%	39.73
3Q 2022	7	57,657	3.1%	1,901,823	3.2%	32.99
4Q 2022	3	25,219	1.4%	1,318,854	2.2%	52.30

Total 2022	22	148,586	8.1%	5,806,988	9.6%	39.08
2023	14	150,370	8.1%	7,016,220	11.7%	46.66
2024	13	210,421	11.4%	9,347,792	15.5%	44.42
2025	27	158,477	8.6%	5,540,431	9.2%	34.96
2026	16	163,878	8.9%	7,140,869	11.9%	43.57
2027	10	90,484	4.9%	3,420,224	5.7%	37.80
2028	9	107,564	5.8%	3,816,467	6.3%	35.48
2029	6	148,939	8.1%	6,206,153	10.3%	41.67
2030	4	36,578	2.0%	1,813,876	3.0%	49.59
2031	—	—	0.0%	—	0.0%	—
Thereafter	1	88,581	4.7%	3,782,755	6.3%	42.70

Total greater New York metropolitan area office properties	146	1,845,212	100.0%	$60,205,012	100.0%	$41.60

Retail Properties
Available	—	56,440	8.0%	$—	0.0%	$—
Signed leases not commenced	2	24,181	3.4%	—	0.0%	—
1Q 2021 (4)	4	11,036	1.6%	597,955	0.7%	54.18
2Q 2021	1	413	0.1%	28,744	0.0%	69.60
3Q 2021	3	6,569	0.9%	1,011,418	1.2%	153.97
4Q 2021	1	1,114	0.2%	77,980	0.1%	70.00

Total 2021	9	19,132	2.7%	1,716,097	2.0%	89.70
1Q 2022	1	1,801	0.3%	239,065	0.3%	132.74
2Q 2022	1	3,173	0.4%	1,922,780	2.2%	605.98
3Q 2022	5	41,721	5.9%	4,860,028	5.6%	116.49
4Q 2022	1	1,671	0.2%	222,243	0.3%	133.00

Total 2022	8	48,366	6.8%	7,244,116	8.4%	149.78
2023	8	45,303	6.4%	6,041,851	6.9%	133.37
2024	11	32,163	4.5%	6,235,641	7.1%	193.88
2025	5	28,365	4.0%	4,821,633	5.5%	169.99
2026	6	66,761	9.4%	4,116,307	4.7%	61.66
2027	5	51,065	7.2%	5,979,962	6.8%	117.10
2028	5	12,317	1.7%	1,882,971	2.2%	152.88
2029	6	100,899	14.2%	19,395,841	22.2%	192.23
2030	9	67,565	9.5%	8,405,138	9.6%	124.40
2031	9	83,297	11.7%	14,753,799	16.9%	177.12
Thereafter	9	73,918	10.5%	6,711,540	7.7%	90.80

Total retail properties	92	709,772	100.0%	$87,304,896	100.0%	$138.77

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 194,929 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2021 and expire on March 31, 2021.

First Quarter 2021 Tenant Lease Expirations (unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	205,420	7.6%	$—	0.0%	$—
Signed leases not commenced	1	105,240	3.9%	—	0.0%	—
1Q 2021	3	2,606	0.1%	79,083	0.1%	30.35
2Q 2021	13	82,947	3.1%	4,454,643	3.0%	53.70
3Q 2021	1	5,121	0.2%	406,659	0.3%	79.41
4Q 2021	4	13,699	0.5%	832,116	0.6%	60.74

Total 2021	21	104,373	3.8%	5,772,501	3.9%	55.31
1Q 2022	8	53,811	2.0%	3,093,836	2.1%	57.49
2Q 2022	4	19,012	0.7%	1,216,008	0.8%	63.96
3Q 2022	6	28,706	1.1%	1,980,508	1.3%	68.99
4Q 2022	3	7,524	0.3%	574,158	0.4%	76.31

Total 2022	21	109,053	4.0%	6,864,510	4.7%	62.86
2023	25	112,852	4.2%	7,729,002	5.2%	68.49
2024	21	269,561	9.9%	17,657,346	12.0%	65.50
2025	11	94,502	3.5%	6,227,555	4.2%	65.90
2026	10	126,946	4.7%	8,051,938	5.5%	63.43
2027	10	38,704	1.4%	2,343,670	1.6%	60.55
2028	7	545,722	20.1%	29,611,586	20.1%	54.26
2029	7	282,020	10.4%	17,756,666	12.0%	62.96
2030	6	210,800	7.8%	11,563,319	7.8%	54.85
2031	5	23,038	0.8%	1,892,049	1.3%	82.13
Thereafter	13	486,251	17.9%	31,922,574	21.7%	65.65

Total Empire State Building office	158	2,714,482	100.0%	$147,392,716	100.0%	$61.32

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
1Q 2021 (6)	$131,030	$43,358	$174,388	1.2%
2Q 2021	—	34,362	34,362	0.2%
3Q 2021	—	—	—	0.0%
4Q 2021	—	—	—	0.0%

Total 2021	131,030	77,720	208,750	1.4%
1Q 2022	1,236,623	337,326	1,573,949	10.6%
2Q 2022	—	—	—	0.0%
3Q 2022	—	—	—	0.0%
4Q 2022	525,143	144,976	670,119	4.5%

Total 2022	1,761,766	482,302	2,244,068	15.2%
2023	283,668	57,131	340,799	2.3%
2024	66,950	36,088	103,038	0.7%
2025	—	119,580	119,580	0.8%
2026	827,860	80,568	908,428	6.1%
2027	807,668	93,827	901,495	6.1%
2028	254,829	16,086	270,915	1.8%
2029	—	—	—	0.0%
2030	2,365,500	147,410	2,512,910	17.0%
2031	1,855,250	215,198	2,070,448	14.0%
Thereafter	4,602,847	500,814	5,103,661	34.5%

Total Empire State Building broadcasting licenses and leases	$12,957,368	$1,826,724	$14,784,092	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $4.6 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of March 31, 2021 and expire on March 31, 2021.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

First Quarter 2021 20 Largest Tenants and Portfolio Tenant Diversification by Industry (unaudited)

20 Largest Tenants		Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.	LinkedIn	ESB	Aug. 2036	15.4 years	365,886	3.6%	$22,380,058	4.2%
2.	Global Brands Group	ESB, 1333 Broadway	Oct. 2023 - Oct. 2028	6.2 years	353,325	3.5%	19,677,393	3.7%
3.	Li & Fung	1359 Broadway, ESB	Jun. 2021 - Oct. 2028	4.8 years	252,899	2.5%	13,381,783	2.5%
4.	PVH Corp.	501 Seventh Avenue	Oct. 2028	7.6 years	237,281	2.3%	11,890,257	2.2%
5.	Centric Brands Inc.	ESB	Oct. 2028	7.6 years	212,154	2.1%	10,819,854	2.0%
6.	Sephora	112 West 34th Street	Jan. 2029	7.8 years	11,334	0.1%	10,483,711	2.0%
7.	Coty	ESB	Jan. 2030	8.8 years	156,187	1.5%	8,050,269	1.5%
8.	Macy’s	111 West 33rd Street	May 2030	9.2 years	131,117	1.3%	7,902,959	1.5%
9.	Urban Outfitters	1333 Broadway	Sept. 2029	8.5 years	56,730	0.6%	7,634,773	1.4%
10.	Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	13.6 years	124,884	1.2%	7,629,754	1.4%
11.	Federal Deposit Insurance Corp.	ESB	Dec. 2024	3.8 years	119,226	1.2%	7,548,953	1.4%
12.	The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Jul. 2024 - Feb. 2025	3.5 years	128,296	1.3%	7,335,059	1.4%
13.	HNTB Corporation	ESB	Feb. 2029	7.9 years	105,143	1.0%	7,078,027	1.3%
14.	Footlocker	112 West 34th Street	Sept. 2031	10.5 years	34,192	0.3%	6,927,262	1.3%
15.	Franklin Templeton	First Stamford Place	Sept. 2024	3.5 years	137,583	1.4%	6,409,614	1.2%
16.	Fragomen	1400 Broadway	Feb. 2035	13.9 years	107,680	1.1%	5,990,238	1.1%
17.	Shutterstock	ESB	Apr. 2029	8.1 years	104,386	1.0%	5,970,510	1.1%
18.	ASCAP	250 West 57th Street	Aug. 2034	13.4 years	87,943	0.9%	5,542,143	1.0%
19.	The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	8.7 years	86,492	0.9%	5,453,341	1.0%
20.	On Deck Capital, Inc.	1400 Broadway	Dec. 2026	5.8 years	83,266	0.8%	4,851,000	0.9%

	Total				2,896,004	28.6%	$182,956,958	34.1%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2021.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

First Quarter 2021
Capital Expenditures and Redevelopment Program and Leasing Opportunity
(unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Tenant improvements - first generation	$13,244	$10,098	$8,599	$4,562	$4,913
Tenant improvements - second generation	6,435	6,466	12,961	5,243	8,151
Leasing commissions - first generation	—	—	—	1,272	4,001
Leasing commissions - second generation	3,156	6,292	730	2,048	3,347
Building improvements - first generation	78	4,436	5,672	358	8,379
Building improvements - second generation	3,462	2,531	5,494	8,075	3,846
Observatory capital project (1)	—	—	498	829	1,175
Development (2)	98	28	767	525	811

Total	$26,473	$29,851	$34,721	$22,912	$34,623

Note:

(1)	Total Observatory capital project spent-to-date was $157.9 million as of March 31, 2021.
(2)	Primarily represents design and engineering costs.

Tenant space redevelopment by square feet (3) (4)

•	Future redevelopment (Empire State Building) - 110,000 square feet

•	Future redevelopment (other Manhattan properties) - 280,000 square feet

•	Redevelopment completed - 7,570,000 square feet

Leasing Opportunity - Inventory of Current Vacant Space as of March 31, 2021 (in square feet)

Total Portfolio vacant space	1,521,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	281,000
Greater New York Office Properties SLNC	68,000
Retail Properties SLNC	24,000
Redeveloped Manhattan Office space	636,000
Greater New York Office Properties space	330,000
Retail Properties space	56,000
Undeveloped Manhattan Office space	47,000
Space held off market	28,000
Other	51,000

Total	1,521,000

Notes:

(3)	These estimates are based on the Company’s current budgets and are subject to change.
(4)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

First Quarter 2021
Observatory Summary
(unaudited and dollars in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020 (1)
Observatory revenue (2)	$12,116	$2,603 (7)	$5,008 (8)	$4,419 (9)	$86	$19,544
Observatory expenses	20,157	4,588	5,636	5,931	4,002	8,154

NOI	(8,041)	(1,985)	(628)	(1,512)	(3,916)	11,390
Intercompany rent expense (3)	11,223	4,932	4,471	(2,233)	4,053	11,536

NOI after intercompany rent	$(19,264)	$(6,917)	$(5,099)	$721	$(7,969)	$(146)

Observatory Metrics
Number of visitors (4)		51,000	55,000	30,000	—	422,000
Change in visitors year over year		(87.9%)	(93.8%)	(97.1%)	N/A	(29.8%)
Number of bad weather days during open days (“BWD”) (5)		17	22	N/A	N/A	15
Days closed due to COVID-19		—	—	19	91	15
102nd floor revenue (6)		$392	$349	$129	$—	$1,808

Notes:

(1)	Due to the COVID-19 pandemic, the Observatory was closed on March 16, 2020. The 86th floor Observatory reopened on July 20, 2020 and the 102nd floor Observatory reopened on August 24, 2020.
(2)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, the fixed license fee was $4, $1,496, $1,180, $0, and $1,314, respectively.

(3)	The Observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(6)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.
(7)	Observatory revenue for the first quarter 2021 includes $0.1 million of deferred revenue recognized this quarter related to unused tickets.
(8)	Observatory revenue for the fourth quarter 2020 includes $1.3 million of deferred revenue recognized this quarter related to unused tickets.
(9)	Observatory revenue for the third quarter 2020 includes $2.0 million of deferred revenue recognized this quarter related to unused tickets and earned income from our tour and travel partners.

Annual Observatory Revenues 2016 to 2020

Note:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.
(2)	The observatory experienced a significant decline in visitors from the second week of March and was closed on March 16, 2020 through July 20, 2020.

First Quarter 2021
Condensed Consolidated Balance Sheets
(unaudited and dollars in thousands)

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	8,064	7,966	7,938	9,325	8,800
Building and improvements	2,943,148	2,924,804	2,925,532	2,914,528	2,913,312

	3,152,408	3,133,966	3,134,666	3,125,049	3,123,308
Less: accumulated depreciation	(973,940)	(941,612)	(927,517)	(911,546)	(886,822)

Commercial real estate properties, net	2,178,468	2,192,354	2,207,149	2,213,503	2,236,486
Cash and cash equivalents	567,102	526,714	373,088	872,970	1,008,983
Restricted cash	40,295	41,225	54,865	58,878	36,881
Tenant and other receivables	16,749	21,541	25,853	29,800	22,549
Deferred rent receivables	228,117	222,508	223,886	226,444	229,154
Prepaid expenses and other assets	50,427	77,182	50,773	68,109	40,583
Deferred costs, net	207,058	203,853	207,774	211,356	218,578
Acquired below-market ground leases, net	342,777	344,735	346,693	348,651	350,609
Right of use assets	29,051	29,104	29,154	29,205	29,256
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,151,523	$4,150,695	$4,010,714	$4,550,395	$4,664,558

Liabilities and Equity
Mortgage notes payable, net	$775,276	$775,929	$603,178	$603,974	$604,763
Senior unsecured notes, net	973,214	973,159	973,106	973,053	973,002
Unsecured term loan facility, net	387,811	387,561	387,309	387,059	386,568
Unsecured revolving credit facility, net	—	—	—	546,778	546,436
Accounts payable and accrued expenses	102,381	103,203	111,918	104,992	142,315
Acquired below-market leases, net	30,112	31,705	33,405	35,170	37,623
Ground lease liabilities	29,051	29,104	29,154	29,205	29,256
Deferred revenue and other liabilities	94,625	88,319	77,572	62,996	64,176
Tenants’ security deposits	27,858	30,408	51,257	51,130	30,543

Total liabilities	2,420,328	2,419,388	2,266,899	2,794,357	2,814,682
Total equity	1,731,195	1,731,307	1,743,815	1,756,038	1,849,876

Total liabilities and equity	$4,151,523	$4,150,695	$4,010,714	$4,550,395	$4,664,558

First Quarter 2021
Condensed Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020		June 30, 2020	March 31, 2020
Revenues
Rental revenue (1)	$140,231	$137,050	$139,909		$137,999	$148,113
Observatory revenue	2,603	5,008	4,419		86	19,544
Lease termination fees	1,289	7,841	331		1,033	211
Third party management and other fees	276	295	283		301	346
Other revenue and fees	905	1,205	1,633		1,611	2,010

Total revenues	145,304	151,399	146,575		141,030	170,224
Operating expenses
Property operating expenses	30,279	31,087	33,836		29,750	41,468
Ground rent expenses	2,331	2,332	2,331		2,332	2,331
General and administrative expenses	13,853	13,627	14,517		18,149	15,951
Observatory expenses	4,588	5,636	5,931		4,002	8,154
Real estate taxes	31,447	31,894	31,196		29,579	29,254
Impairment charges	—	—	2,103	(3)	4,101 (2)	—
Depreciation and amortization	44,457	47,397	44,733		52,783	46,093

Total operating expenses	126,955	131,973	134,647		140,696	143,251

Total operating income	18,349	19,426	11,928		334	26,973
Other income (expense)
Interest income	122	108	366		1,526	637
Interest expense	(23,554)	(23,001)	(23,360)		(23,928)	(19,618)
Loss on early extinguishment of debt	(214)	—	—		—	(86)

Initial public offering litigation expense	—	—	(1,165	)(4)	—	—
Income (loss) before income taxes	(5,297)	(3,467)	(12,231)		(22,068)	7,906
Income tax (expense) benefit	2,106	4,177	(38)		2,450	382

Net income (loss)	(3,191)	710	(12,269)		(19,618)	8,288
Perpetual preferred unit distributions	(1,050)	(1,050)	(1,050)		(1,047)	(1,050)
Net (income) loss attributable to non-controlling interests	1,620	130	5,115		7,872	(2,743)

Net income (loss) attributable to common stockholders	$(2,621)	$(210)	$(8,204)		$(12,793)	$4,495

Weighted average common shares outstanding
Basic	171,735	171,970	173,048		175,433	181,741

Diluted	277,881	278,471	280,940		283,384	292,645

Net income (loss) per share attributable to common stockholders
Basic and diluted	$(0.02)	$—	$(0.05)		$(0.07)	$0.02

Dividends per share	$—	$—	$—		$0.105	$0.105

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
Rental Revenue	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Base rent	$126,231	$121,486	$123,821	$122,374	$130,577
Billed tenant expense reimbursement	14,000	15,564	16,088	15,625	17,536

Total rental revenue	$140,231	$137,050	$139,909	$137,999	$148,113

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

(2)

Reflects a non-cash write-off of prior capitalized expenditures on a combined heat and power generation project for the Empire State Building that has been rendered economically unfeasible due to New York City’s new Local Law 97.

(3)	Reflects a non-cash write-off of prior capitalized expenditures on a development project that is unlikely to continue.
(4)	Represents an accrued expense which reflects an estimated liability associated with the IPO-related litigation.

First Quarter 2021
Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA
(unaudited and in thousands, except per share amounts)

	Three Months Ended
Reconciliation of Net Income to FFO, Modified FFO and Core FFO	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net Income (loss)	$(3,191)	$710	$(12,269)	$(19,618)	$8,288
Preferred unit distributions	(1,050)	(1,050)	(1,050)	(1,047)	(1,050)
Real estate depreciation and amortization	43,104	45,690	43,029	51,096	44,430
Impairment charges, net of reimbursement	—	—	1,259	4,101	—

FFO attributable to common stockholders and non-controlled interests	38,863	45,350	30,969	34,532	51,668
Amortization of below-market ground lease	1,958	1,958	1,957	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	40,821	47,308	32,926	36,490	53,626
Loss on early extinguishment of debt	214	—	—	—	86
Severance expenses	—	—	805	3,008	—
IPO litigation expense	—	—	1,165	—	—

Core FFO attributable to common stockholders and non-controlled interests	$41,035	$47,308	$34,896	$39,498	$53,712

Total weighted average shares and Operating Partnership Units
Basic	277,881	278,427	280,940	283,384	292,645

Diluted	277,881	278,471	280,940	283,384	292,645

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.14	$0.16	$0.11	$0.12	$0.18

Diluted	$0.14	$0.16	$0.11	$0.12	$0.18

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.15	$0.17	$0.12	$0.13	$0.18

Diluted	$0.15	$0.17	$0.12	$0.13	$0.18

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.15	$0.17	$0.12	$0.14	$0.18

Diluted	$0.15	$0.17	$0.12	$0.14	$0.18

Reconciliation of Core FFO to Core FAD
Core FFO	$41,035	$47,308	$34,896	$39,498	$53,712
Add:
Amortization of deferred financing costs	1,204	1,150	1,041	1,049	894
Non-real estate depreciation and amortization	1,353	1,707	1,704	1,686	1,664
Amortization of non-cash compensation expense	4,735	5,321	5,504	8,778	5,892
Amortization of loss on interest rate derivative	1,529	1,529	1,529	938	447
Deduct:
Straight-line rental revenues	(6,347)	640	(395)	2,710	(8,193)
Above/below-market rent revenue amortization	(654)	(674)	(679)	(1,366)	(908)
Corporate capital expenditures	(109)	(425)	(332)	(141)	(426)
Tenant improvements - second generation	(6,435)	(6,466)	(12,961)	(5,243)	(8,151)
Building improvements - second generation	(3,462)	(2,531)	(5,494)	(8,075)	(3,846)
Leasing commissions - second generation	(3,156)	(6,292)	(730)	(2,048)	(3,347)

Core FAD	$29,693	$41,267	$24,083	$37,786	$37,738

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$(3,191)	$710	$(12,269)	$(19,618)	$8,288
Interest expense	23,554	23,001	23,360	23,928	19,618
Income tax expense (benefit)	(2,106)	(4,177)	38	(2,450)	(382)
Depreciation and amortization	44,457	47,397	44,733	52,783	46,093

EBITDA	62,714	66,931	55,862	54,643	73,617
Impairment charges, net of reimbursement	—	—	1,259	4,101	—

Adjusted EBITDA	$62,714	$66,931	$57,121	$58,744	$73,617

First Quarter 2021
Debt Summary
(unaudited and dollars in thousands)

	March 31, 2021			December 31, 2020
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$785,876	3.81%	8.2	$786,884	3.81%	8.4
Senior unsecured notes	975,000	4.10%	8.9	975,000	4.10%	9.2
Unsecured term loan facilities (1)	265,000	3.40%	4.3	265,000	3.40%	4.6

Total fixed rate debt	2,025,876	3.91%	8.1	2,026,884	3.91%	8.3
Unsecured term loan facilities	125,000	1.61%	5.8	125,000	1.64%	6.0
Unsecured revolving credit facilities	—	—	4.0	—	0.00%	0.7

Total variable rate debt	125,000	1.61%	5.3	125,000	1.64%	4.5

Total debt	2,150,876	3.91%	7.9	2,151,884	3.91%	8.2

Deferred financing costs, net	(14,575)			(15,235)

Total	$2,136,301			$2,136,649

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at March 31, 2021	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$850,000	$—	$—	$850,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		40.7%		Yes
Maximum Secured Debt	< 40%		14.8%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	2.2	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	4.5	x	Yes
Maximum Unsecured Leverage	< 60%		33.6%		Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $1.5 billion under certain circumstances. This unsecured revolving credit facility matures in March 2025 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

First Quarter 2021 Debt Detail (unaudited and dollars in thousands)

	Stated Interest Rate (%)	Effective Interest Rate (%) (1)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.68%	$86,803	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.71%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.23%	37,278	1/5/2028	30 years
250 West 57th Street	2.83%	3.19%	180,000	12/1/2030	Interest only
10 Bank Street	4.23%	4.36%	31,795	6/1/2032	25 years
383 Main Avenue	4.44%	4.55%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	2/5/2033	Interest only

Total mortgage debt			785,876
Unsecured term loan facility	LIBOR plus 1.20%	3.56%	215,000	3/19/2025	Interest only
Unsecured revolving credit facility	LIBOR plus 1.30%	—	—	3/31/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	3.60%	175,000	12/31/2026	Interest only
Senior unsecured notes:
Series A	3.93%	3.96%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.91%	4.10%	2,150,876

Deferred financing costs, net			(14,575)

Total			$2,136,301

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.

First Quarter 2021 Debt Maturities and Ground Lease Commitments (unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2021	$—	$3,082	$3,082	0.1%	n/a
2022	—	5,628	5,628	0.3%	n/a
2023	—	7,876	7,876	0.4%	n/a
2024	77,675	7,958	85,633	4.0%	3.59%
2025	315,000	5,826	320,826	14.9%	3.57%
2026	225,000	6,080	231,080	10.7%	3.83%
2027	319,000	5,008	324,008	15.1%	4.21%
2028	146,092	1,877	147,969	6.9%	4.06%
2029	—	1,959	1,959	0.1%	n/a
2030	465,000	2,045	467,045	21.7%	3.68%
Thereafter	552,655	3,115	555,770	25.8%	4.13%

Total debt	$2,100,422	$50,454	2,150,876	100.0%	3.91%

Deferred financing costs, net			(14,575)

Total			$2,136,301

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity and Amortization Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2021	$81	$506	$551	$1,139
2022	108	675	735	1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
2025	108	675	735	1,518
Thereafter	1,821	25,650	37,791	65,262

	$2,334	$28,856	$41,282	$72,473

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 29 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 42 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 56 years.

First Quarter 2021 Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges.